                                                                    EXHIBIT 20.2

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
        Number of Days in Monthly Period                                                                       31
        Beginning Principal Receivables Balance                                                  1,674,130,331.27
        Beginning Special Funding Account Balance                                                            0.00
        Beginning Principal Receivables + SFA Balance                                            1,674,130,331.27
        Beginning Finance Charge Receivables                                                        52,832,858.33
        Beginning Total Receivables                                                              1,726,963,189.60
        Special Funding Account Earnings                                                                     0.00
        Finance Charge Collections                                                                  23,530,651.14
        Interest/Fee Reversals (Wachovia accounts only)                                               -469,175.98
        Interchange Collections                                                                      3,969,926.76
        Collection Account Investment Proceeds                                                               0.00
        Recoveries treated as Finance Charge Collections                                                     0.00
        Total Finance Charge Receivables Collections                                                27,031,401.92
        Principal Receivables Collections                                                          152,197,801.54
        Recoveries treated as Principal Collections                                                    845,437.70
        Total Principal Receivables Collections                                                    153,043,239.24
        Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                    10.18%
        Defaulted Amount (Net of Recoveries)                                                        13,492,106.28
        Annualized Default Rate                                                                              9.67%
        Trust Gross Yield                                                                                   19.38%
        Aggregate Account Addition or Removal (Y/N)?                                                            N
        Date of Addition/Removal                                                                              N/A
        Principal Receivables at the end of the day of Addition/Removal                                       N/A
        SFA Balance at the end of the day of Addition/Removal                                                 N/A
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal                         N/A
        Ending Principal Receivables Balance                                                     1,644,258,644.61
        Ending Special Funding Account (SFA) Balance                                                         0.00
        Ending Principal Receivables + SFA Balance                                               1,644,258,644.61
        Ending Finance Charge Receivables                                                           51,668,056.38
        Ending Total Receivables                                                                 1,695,926,700.99
        Required Minimum Principal Balance (as of month end)                                       749,679,348.67

                    Partners First Credit Card Master Trust
                            Monthly Trust Acitivity

B. Series Allocations

                                                                                   Total                       1998-3
         Group                                                                                                    1
         Class A Initial Invested Amount                                                 528,000,000.00              528,000,000.00
         Class B Initial Invested Amount                                                 113,000,000.00              113,000,000.00
         Collateral Initial Invested Amount                                               67,000,000.00               67,000,000.00
         Class D Initial Invested Amount                                                  42,000,000.00               42,000,000.00
         Total Initial Invested Amount                                                   750,000,000.00              750,000,000.00
         Required Transferor Amount (per definition)                                      52,445,991.22               52,445,991.22
         Initial Invested Amount + Req Transf Amount                                     802,445,991.22              802,445,991.22
         Series Allocation Percentage                                                            100.00%                     100.00%
         Series Allocable Finance Charge Collections                                      27,031,401.92               27,031,401.92
         Series Allocable Principal Collections                                          153,043,239.24              153,043,239.24
         Series Allocable Defaulted Amounts                                               13,492,106.28               13,492,106.28
         Series Allocable Servicing Fee                                                    1,249,465.58                1,249,465.58
         In Revolving Period?                                                                                                     Y
         Available for Principal Sharing Series                                           74,850,701.82               74,850,701.82
         Principal Shortfall                                                                       0.00                        0.00
         Allocation of Shared Principal Collections                                                0.00                        0.00
         Available for Excess Allocation Series                                                    0.00                        0.00
         Finance Charge Shortfall                                                         10,619,444.44               10,619,444.44
         Allocation of Excess Finance Charge Collections                                           0.00                        0.00

B. Series Allocations

         Amounts Due                                                                                           1998-3
                            Transferor's Percentage                                                                           55.25%
                            Principal Allocation Percentage                                                                   44.75%
                            Principal Collections                                                                     68,491,888.70
                            Floating Allocation Percentage                                                                    44.75%
                            Class A Certificate Rate                                                                        3.77000%
                            Class B Certificate Rate                                                                        4.00000%
                            CIA Certificate Rate                                                                            4.61500%
                            CIA Secured Loan Spread Rate                                                                    4.36500%
                            Class D Certificate Rate                                                                        0.00000%
                            Class A Interest                                                                           1,824,680.00
                            Class B Interest                                                                             414,333.33
                            Collateral Monthly Interest                                                                  283,437.92
                            Class D Interest                                                                                   0.00
                            Investor Monthly Interest                                                                  2,522,451.25
                            Investor Default Amount (Net of Recoveries)                                                6,038,161.80
                            Interchange Collections                                                                    1,776,672.94
                            0.75% of Interchange                                                                         468,549.59
                            Servicer Interchange                                                                         468,549.59
                            Monthly Servicing Fee (Before Adjustments)                                                 1,249,465.58
                                Interchange Adjustment                                                                         0.00
                                SFA Adjustment                                                                                 0.00
                                Previous Period Adjustment                                                                     0.00
                            Total Monthly Servicing Fee (After all adjustments)                                        1,249,465.58

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                                   Group I                      1998-3
         Beginning Invested Amount (Month)                                               749,228,446.03              749,228,446.03
         Finance Charge Collections                                                       12,097,442.40               12,097,442.40
         Reserve Account Interest                                                              9,827.55                    9,827.55
         PFA Proceeds                                                                              0.00                        0.00
         Total Finance Charge Collections                                                 12,107,269.95               12,107,269.95
         Investor Monthly Interest                                                         2,522,451.25                2,522,451.25
         Investor Default Amount                                                           6,038,161.80                6,038,161.80
         Monthly Servicing Fee                                                             1,249,465.58                1,249,465.58
         Additional Amounts                                                                        0.00                        0.00
         Total Amount Due                                                                  9,810,078.63                9,810,078.63
         Group Excess?                                                               Y
                           )
         Amount per 4.10(A))                                                                                           2,522,451.25
         Amount per 4.10(B))            used in a                                                                      6,038,161.80
         Amount per 4.10(C))     shortfall scenario only                                                               1,249,465.58
         Amount per 4.10(D))                                                                                                   0.00
                           )
         Redirected Finance Charge Collections                                            12,107,269.95               12,107,269.95
         Amount of funds redistributed per 4.10                                                                                0.00
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)                               12,107,269.95

D. Trust Performance

         30-59 Days Delinquent                                                            31,112,925.69                        1.89%
         60-89 Days Delinquent                                                            20,995,216.14                        1.28%
         90+ Days Delinquent                                                              44,312,576.59                        2.69%
         Total 30+ Days Delinquent                                                        96,420,718.42                        5.86%

         First USA Bank, N.A.
         as Servicer

         by: /s/ Tracie Klein
             ----------------------------
         Name:  Tracie H. Klein
         Title: First Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                        15-Aug-01
Current Payment Date                                     17-Sep-01
Actual / 360 Days                                           33                  33                   33                 33
30 / 360 Days                                               32                  32                   32                 32
Fixed / Floating                                         Floating            Floating             Floating           Floating

                                                                                            Collateral Invested
                                                          Class A             Class B             Amount              Class D
Certificate Rate                                            3.77000%             4.00000%            4.61500%            0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                       4.36500%
Initial Balance                                      528,000,000.00       113,000,000.00       67,000,000.00       42,000,000.00
Required Transferor Amount
Initial Invested Amount + Req Transf Amount

Beginning Outstanding Amount (Distribution)          528,000,000.00       113,000,000.00       67,000,000.00       41,679,348.67
Ending Outstanding Amount (Distribution)             528,000,000.00       113,000,000.00       67,000,000.00       42,000,000.00

Beginning Invested Amount (Distribution)             528,000,000.00       113,000,000.00       67,000,000.00       41,679,348.67
Ending Invested Amount (Distribution)                528,000,000.00       113,000,000.00       67,000,000.00       42,000,000.00

Beginning Adjusted Invested Amount (Distribution)    528,000,000.00       113,000,000.00       67,000,000.00       41,679,348.67
Ending Adjusted Invested Amount (Distribution)       528,000,000.00       113,000,000.00       67,000,000.00       42,000,000.00


Beginning Invested Amount (Month)                    528,000,000.00       113,000,000.00       67,000,000.00       41,228,446.03
Ending Invested Amount (Month)                       528,000,000.00       113,000,000.00       67,000,000.00       41,679,348.67

Beginning Adjusted Invested Amount (Month)           528,000,000.00       113,000,000.00       67,000,000.00       41,228,446.03
Ending Adjusted Invested Amount (Month)              528,000,000.00       113,000,000.00       67,000,000.00       41,679,348.67

Principal Allocation Percentage                               70.47%               15.08%               8.94%               5.50%
Floating Allocation Percentage                                70.47%               15.08%               8.94%               5.50%
Principal Collections                                 48,267,944.74        10,330,071.51        6,124,909.65        3,768,962.79
Redirected Finance Charge Collections                  8,532,295.55         1,826,040.52        1,082,696.59          666,237.28
Reserve Account Draw                                           0.00                 0.00
PFA Proceeds (Class A Available Funds)                         0.00
Redirected Finance Charge plus PFA Proceeds            8,532,295.55         1,826,040.52        1,082,696.59          666,237.28
Monthly Interest                                       1,824,680.00           414,333.33          283,437.92                0.00
Investor Default Amount (Net)                          4,255,243.44           910,686.57          539,964.60          332,267.19
Monthly Servicing Fee                                    880,529.60           188,446.68          111,733.87           68,755.43
Total Due                                              6,960,453.04         1,513,466.58          935,136.39          401,022.62


                                                                                                           Total
Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                                                                        750,000,000.00
Required Transferor Amount                                                                              52,445,991.22
Initial Invested Amount + Req Transf Amount                                                            802,445,991.22

Beginning Outstanding Amount (Distribution)                                                            749,679,348.67
Ending Outstanding Amount (Distribution)                                                               750,000,000.00

Beginning Invested Amount (Distribution)                                                               749,679,348.67
Ending Invested Amount (Distribution)                                                                  750,000,000.00

Beginning Adjusted Invested Amount (Distribution)                                                      749,679,348.67
Ending Adjusted Invested Amount (Distribution)                                                         750,000,000.00


Beginning Invested Amount (Month)                                                                      749,228,446.03
Ending Invested Amount (Month)                                                                         749,679,348.67

Beginning Adjusted Invested Amount (Month)                                                             749,228,446.03
Ending Adjusted Invested Amount (Month)                                                                749,679,348.67

Principal Allocation Percentage                                                                                100.00%
Floating Allocation Percentage                                                                                 100.00%
Principal Collections                                                                                   68,491,888.70
Redirected Finance Charge Collections                                                                   12,107,269.95
Reserve Account Draw                                                                                             0.00
PFA Proceeds (Class A Available Funds)                                                                           0.00
Redirected Finance Charge plus PFA Proceeds                                                             12,107,269.95
Monthly Interest                                                                                         2,522,451.25
Investor Default Amount (Net)                                                                            6,038,161.80
Monthly Servicing Fee                                                                                    1,249,465.58
Total Due                                                                                                9,810,078.63

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases               12,107,269.95
Series Adjusted Portfolio Yield                                                                                  9.72%
Base Rate                                                                                                        5.67%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters

                      Revolving Period (Y/N)                                                               Y
                      Accumulation Period (Y/N)                                                            N
                      Early Amortization (Y/N)                                                             N
                      Controlled Accumulation Period                                                     12.00
                      FUSA is Servicer                                                                     Y
                      Paydown Excess CIA (Y/N)                                                             Y
                      Paydown Excess Class D (Y/N)                                                         Y
                      Controlled Accumulation Amount                                                       53,416,666.67
                      Controlled Deposit Amount                                                            53,416,666.67
                      Ending Controlled Deposit Amount Shortfall                                                    0.00

Funding Accounts

                      Beginning Principal Funding Account Balance                                                   0.00
                      Principal Funding Account Deposit                                                             0.00
                      Principal Funding Account Withdrawal                                                          0.00
                      Ending Principal Funding Account Balance                                                      0.00
                      Principal Funding Investment Proceeds                                                         0.00

                      Yield Supplement Account Beginning Balance                                                    0.00
                      Yield Supplement Account Release                                                              0.00
                      Yield Supplement Account Ending Balance                                                       0.00

                      Reserve Account Beginning Balance                                                     3,205,000.00
                      Required Reserve Account Amount                                                       3,205,000.00
                      Available Reserve Account Amount                                                      3,205,000.00
                      Interest Retained in Reserve Account                                                          0.00
                      Reserve Draw Amount pursuant to Supplement 4.12(c)                                            0.00
                      Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
                      Ending Reserve Account Balance                                                        3,205,000.00
                      Covered Amount                                                                                0.00

C. Certificate Balances and Distributions

                                                Class A          Class B           CIA            Class D           Total
                      Beginning Balance      528,000,000.00   113,000,000.00   67,000,000.00   41,228,446.03   749,228,446.03
                 Interest Distributions        1,824,680.00       414,333.33      283,437.92            0.00     2,522,451.25
                Cumulative PFA Deposits                0.00             0.00            0.00            0.00             0.00
                Principal Distributions                0.00             0.00            0.00            0.00             0.00
                    Total Distributions        1,824,680.00       414,333.33      283,437.92            0.00     2,522,451.25
             Ending Certificate Balance      528,000,000.00   113,000,000.00   67,000,000.00   41,679,348.67   749,679,348.67


                     Partners First Credit Card Master Trust
                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                         3.4558
                          2 Amount of the distribution in respect of Class A Monthly Interest:                        3.4558
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:              0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                       0.00
                          5 Amount of the distribution in respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                               0.00
                          2 Amount of Class A Investor Charge-Offs                                                      0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                         0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                      0.00
                            balance of the Class A Certificate exceeds the Class
                            A Invested Amount after giving effect to all
                            transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                     3.6667
                          2 Amount of the distribution in respect of Class B monthly interest:                        3.6667
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:              0.00
                          4 Amount of the distribution in respect of Class B additional interest:                       0.00
                          5 Amount of the distribution in respect of Class B principal:                                 0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                         0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                        0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                   0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                 0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                              0.00
                            of the Class B Certificates exceeds the Class B
                            Invested Amount after giving effect to all
                            transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

            1 Total amount distributed to the Collateral Interest Holder:                                                283,437.92
            2 Amount distributed in respect of Collateral Monthly Interest:                                              283,437.92
            3 Amount distributed in respect of Collateral Additional Interest:                                                 0.00
            4 The amount distributed to the Collateral Interest Holder in respect                                              0.00
              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

            1 The amount of reductions in the Collateral Invested Amount.                                                      0.00
            2 The total amount reimbursed in respect of such reductions in the                                                 0.00
              Collateral Invested Amount

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections

            1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)      12,107,269.95
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                    10,130,729.96
            3 Spread Account Requirement per Loan Agreement                                                           12,595,984.43
            4 Finance Charge Shortfall                                                                                10,619,444.44
            5 Available for Other Excess Allocation Series                                                                     0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                              Available                   Due             Paid         Shortfall
            1 Allocated Class A Available Funds                   8,532,295.55
              a Reserve Account Release                                   0.00
              b PFA Investment Earnings                                   0.00
              c Class A Available Funds                           8,532,295.55

            2 Class A Available Funds                             8,532,295.55
              a Class A Monthly Interest                                                 1,824,680.00     1,824,680.00      0.00
              b Class A Servicing Fee                                                      880,529.60       880,529.60      0.00
              c Class A Investor Default Amount                                          4,255,243.44     4,255,243.44      0.00
              d Class A Excess                                    1,571,842.50

            3 Class B Available Funds                             1,826,040.52
              a Class B Monthly Interest                                                   414,333.33       414,333.33      0.00
              b Class B Servicing Fee                                                      188,446.68       188,446.68      0.00
              c Class B Excess                                    1,223,260.52

            4 Collateral Available Funds                          1,082,696.59
              a Collateral Servicing Fee                                                   111,733.87       111,733.87      0.00
              b Collateral Excess                                   970,962.72

            5 Class D Available Funds                               666,237.28
              a Class D Servicing Fee                                                       68,755.43        68,755.43      0.00
              b Class D Excess                                      597,481.85

            6 Total Excess Spread                                 4,363,547.60


                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                        Available          Due            Paid          Shortfall
           1 Available Excess Spread                                   4,363,547.60
           2 Excess Fin Charge Coll                                            0.00
                  from Other Series
           3 Available Funds                                           4,363,547.60
           4 Class A Required Amount
             a Interest                                                                         0.00             0.00           0.00
             b Servicing Fee                                                                    0.00             0.00           0.00
             c Defaults                                                                         0.00             0.00           0.00
           5 Class A Charge Offs not Previously Reimbursed                                      0.00             0.00           0.00
          6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
             a Interest                                                                         0.00             0.00           0.00
             b Servicing Fee                                                                    0.00             0.00           0.00
          6b Class B Default Amount                                                       910,686.57       910,686.57           0.00
           7 Reductions in Class B not previously reimbursed                                    0.00             0.00           0.00
           8 Monthly Servicing Fee Shortfalls                                                   0.00             0.00           0.00
           9 Collateral Monthly Interest                                                  283,437.92       283,437.92           0.00
          10 Collateral Default Amount                                                    539,964.60       539,964.60           0.00
          11 Reductions in CIA not previously reimbursed0.00                                    0.00             0.00           0.00
          12 Reserve Account Deposit                                                            0.00             0.00           0.00
          13 Class D Monthly Interest                                                           0.00             0.00           0.00
          14 Class D Default Amount                                                       332,267.19       332,267.19           0.00
          15 Reductions in Class D not previously reimbursed                              320,651.33       320,651.33           0.00
          16 Other CIA Amounts Owed                                                    12,595,984.43     1,976,539.99  10,619,444.44
          17 Excess Fin Coll for Other Series                                                   0.00             0.00           0.00
          18 Excess Spread (after reallocation)                        1,976,539.99
          19 Writedowns

                                                                          Total     Redirected Principal  Charge-Offs
                                             a Class A                         0.00             0.00             0.00
                                               in respect of A                                                   0.00
                                             b Class B                         0.00             0.00             0.00
                                               in respect of A                                                   0.00
                                               in respect of B                                                   0.00
                                             c CIA                             0.00             0.00             0.00
                                               in respect of A                                                   0.00
                                               in respect of B                                                   0.00
                                               in respect of CIA                                                 0.00
                                             d Class D                         0.00             0.00             0.00
                                               in respect of A                                                   0.00
                                               in respect of B                                                   0.00
                                               in respect of CIA                                                 0.00
                                               in respect of D                                                   0.00

M. Application of Redirected Principal Collections

                                                                        Available          Due             Paid          Shortfall
           1 Redirected Principal Collections                         20,223,943.95
           2 Class A Required Amount
             a Interest                                                                         0.00             0.00           0.00
             b Servicing Fee                                                                    0.00             0.00           0.00
             c Defaults                                                                         0.00             0.00           0.00
           3 Class B Required Amount
             a Interest                                                                         0.00             0.00           0.00
             b Servicing Fee                                                                    0.00             0.00           0.00
             c Defaults                                                                         0.00             0.00           0.00
           4 Collateral Required Amount
             a Interest                                                                         0.00             0.00           0.00
             b Servicing Fee                                                                    0.00             0.00           0.00
             c Defaults                                                                         0.00             0.00           0.00
           5 Available for Available Principal Collections            20,223,943.95

                    Partners First Credit Card Master Trust
                                 Series 1998-3

N.  Principal Shortfall Amount/Shared Principal Collections
                  1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          68,491,888.70
                  2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  6,358,813.13
                  3 Full amount required to be distributed pursuant to Section 4.5                                0.00
                  4 Principal required to fund the Required Amount per Section 4.8                                0.00
                  5 Principal Shortfall                                                                           0.00
                  6 Available for Shared Principal Collections                                           74,850,701.82

O. Available Principal Collections

                  1 Available Principal Collections (per the definition thereof)                         74,850,701.82
                  2 Principal Collections allocation to other Principal Sharing Series                            0.00
                  3 Available Principal Collections (after Sharing)                                      74,850,701.82

P. Application of Principal Collections during Revolving Period

                  1 Available Principal Collections                                                      74,850,701.82

                  2 Collateral Invested Amount                                                           67,000,000.00
                  3 Required Collateral Invested Amount                                                  67,000,000.00
                  4 Amount used to pay Excess CIA                                                                 0.00

                  5 Available Principal Collections                                                      74,850,701.82
                  6 Class D                                                                              41,679,348.67
                  7 Required Class D                                                                     42,000,000.00
                  8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                  1 Available Principal Collections                                                               0.00
                  2 Controlled Deposit Amount                                                                     0.00
                  3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                  4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                  5 Required Enhancement Amount                                                                  $0.00

                  6 Remaining Principal Collections Available                                                     0.00
                  7 Remaining Collateral Invested Amount                                                          0.00
                  8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                                     a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                     b Excess of Available Principal Collections over PFA deposit                 0.00

                  9 Remaining Principal Collections Available                                                     0.00
                 10 Remaining Class D Amount                                                                      0.00
                 11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                         1 Available Principal Collections                                                           0.00
                                            a Remaining Class A Adjusted Invested Amount                             0.00
                                            b Principal Paid to Class A - Current Period's Collections               0.00
                                            c Principal Paid to Class A - PFA per 5.1                                0.00
                                            d Total Principal Paid to Class A                                        0.00

                         2 Remaining Principal Collections Available                                                 0.00
                                            a Remaining Class B Adjusted Invested Amount                             0.00
                                            b Principal Paid to Class B - Current Period's Collections               0.00
                                            c Principal Paid to Class B - PFA per 5.1                                0.00
                                            d Total Principal Paid to Class B                                        0.00

                         3 Remaining Principal Collections Available                                                 0.00
                                            a Remaining Collateral Invested Amount                                   0.00
                                            b Principal Paid to CIA                                                  0.00

                         4 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class D Amount                                              0.00
                                             b Principal Paid to Class D                                             0.00

S. Yield and Base Rate

                         1 Base Rate

                                            a Current Monthly Period                                                 5.67%
                                            b Prior Monthly Period                                                   5.85%
                                            c Second Prior Monthly Period                                            5.99%

                           Three Month Average Base Rate                                                                     5.84%

                         2 Series Adjusted Portfolio Yield

                                            a Current Monthly Period                                                 9.72%
                                            b Prior Monthly Period                                                   7.68%
                                            c Second Prior Monthly Period                                            6.19%

                           Three Month Average Series Adjusted Portfolio Yield                                               7.86%

                         3 Excess Spread

                                            a Current Monthly Period                                                 4.05%
                                            b Prior Monthly Period                                                   1.82%
                                            c Second Prior Monthly Period                                            0.20%

                           Three Month Average Excess Spread                                                                 2.03%


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